UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2021

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56036	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 10, 2021, Augmedix Operating Corp., a Delaware corporation (the “Subsidiary”), a wholly-owned subsidiary of Augmedix, Inc., a Delaware corporation, entered into a Statement of Work No. 3 (the “SOW No. 3”) with IDS Infotech Limited (the “Service Provider”), pursuant to the Master Services Agreement, dated October 1, 2019 (the “Agreement”), by and between the Subsidiary and the Service Provider. The SOW No. 3, among other things, terminates and replaces previous Statement of Work No. 2, dated June 1, 2020, by and between the Subsidiary and the Service Provider, provides for an initial term of twelve (12) months beginning on the effective date of the SOW No. 3, and provides for the provision of remote medical documentation and clinical support services by the Service Provider in accordance with the SOW No. 3.

On August 11, 2021, the Subsidiary entered into a Second Omnibus Amendment (the “Second Omnibus Amendment”) with Dignity Health, Dignity Health Medical Foundation, and Pacific Central Coast Health Centers (the “Clients”), pursuant to which previous statements of work (the “Dignity SOWs”) entered into by and between the Subsidiary and Dignity Health, pursuant to a Services Agreement (the “Services Agreement”), dated September 1, 2015, by and between the Subsidiary and Dignity Health, have been amended. The Second Omnibus Amendment, among others things, extends the term of the Dignity SOWs through June 30, 2022, unless terminated in accordance with the Services Agreement, and sets forth the fee arrangement between the parties for the use of the Subsidiary’s medical note documentation solution.

The SOW No. 3 and Second Omnibus Amendment are furnished as Exhibit 10.1 and 10.2, respectively, to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the SOW No. 3 and Second Omnibus Amendment does not purport to be complete and is qualified in its entirety by reference to the SOW No. 3 and Second Omnibus Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Statement of Work No. 3 to the Master Service Agreement by and between Augmedix Operating Corp. and IDS Infotech Limited.

10.2*	Second Omnibus Amendment by and between Augmedix Operating Corp. and Dignity Health, Dignity Health Medical Foundation, and Pacific Central Coast Health Centers.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: August 16, 2021	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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